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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 (File No. 333-29991, 333-00885, and 033-62295) and S-8
(File No. 333-39269, 333-00413, 033-64169, 033-62467, 333-40642, 333-40638 and
333-52266) of Exide Corporation of our report dated June 28, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 28, 2001